UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 18, 2022

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Fund Performance Metrics

The following tables reflect the performance of TPG Inc.’s (the “Company,” “TPG,” “we,” “our” and “us”) investment funds as of December 31, 2021. These fund performance metrics do not include co-investment vehicles. The fund return information for individual funds reflected is not necessarily indicative of our firmwide performance and is also not necessarily indicative of the future performance of any particular fund. An investment in us is not an investment in any of our funds. There can be no assurance that any of our funds or our other existing and future funds will achieve similar returns. This track record presentation includes preliminary unaudited estimates. These estimates were prepared by management in good faith based upon internal reporting for the year ended December 31, 2021. Although the Company has not identified any unusual or unique events or trends that occurred during the period which might materially affect these estimates, the financial close process and review are not yet complete and, as a result, the final results upon completion of the close process may vary from the estimates. You should not place undue reliance on this preliminary estimated financial information and should review the Company’s full financial results for the fourth quarter and full year ended December 31, 2021 when available.

Fund	Vintage Year(1)	Capital Committed(2)	Capital Invested(3)	Realized Value(4)	Unrealized Value(5)	Total Value(6)	Gross IRR(7)	Gross MoM(7)	Net IRR(8)	Investor Net MoM(9)

($ in millions)
Platform: Capital
Capital Funds
Air Partners	1993	$64	$64	$697	$—	$697	81%	10.9x	73%	8.9x
TPG I	1994	721	696	3,095	—	3,095	47%	4.4x	36%	3.5x
TPG II	1997	2,500	2,554	5,010	—	5,010	13%	2.0x	10%	1.7x
TPG III	1999	4,497	3,718	12,360	—	12,360	34%	3.3x	26%	2.6x
TPG IV	2003	5,800	6,157	13,728	6	13,734	20%	2.2x	15%	1.9x
TPG V	2006	15,372	15,564	22,060	17	22,077	6%	1.4x	5%	1.4x
TPG VI	2008	18,873	19,220	32,613	1,144	33,757	14%	1.8x	10%	1.5x
TPG VII	2015	10,495	10,000	13,785	8,853	22,638	28%	2.2x	21%	1.9x
TPG VIII	2019	11,505	7,949	1,659	9,847	11,506	86%	1.6x	50%	1.4x

Capital Funds	69,827	65,922	105,007	19,867	124,874	23%	1.9x	15%	1.7x
Asia Funds
Asia I	1994	96	78	71	—	71	(3%)	0.9x	(10%)	0.7x
Asia II	1998	392	764	1,669	—	1,669	17%	2.2x	14%	1.9x
Asia III	2000	724	623	3,316	—	3,316	46%	5.3x	31%	3.8x
Asia IV	2005	1,561	1,603	4,089	—	4,089	23%	2.6x	17%	2.1x
Asia V	2007	3,841	3,257	4,977	642	5,619	10%	1.7x	6%	1.4x
Asia VI	2012	3,270	3,136	2,263	4,936	7,199	20%	2.3x	15%	1.9x
Asia VII	2017	4,630	4,066	1,045	6,251	7,296	39%	1.9x	26%	1.6x

Asia Funds	14,514	13,527	17,430	11,829	29,259	21%	2.2x	15%	1.8x
THP	2019	2,704	1,540	262	2,240	2,502	90%	1.9x	52%	1.5x

Continuation Vehicles
AAF	2021	1,317	1,167	24	1,370	1,394	NM	NM	NM	NM
AION	2021	207	207	—	207	207	NM	NM	NM	NM

Continuation Vehicles	1,524	1,374	24	1,577	1,601	NM	NM	NM	NM
Platform: Capital (excl-Legacy(15))	88,569	82,363	122,723	35,513	158,236	23%	2.0x	15%	1.7x
Legacy Funds
TES I	2016	303	206	70	230	300	22%	1.4x	13%	1.3x

Platform: Capital	88,872	82,569	122,793	35,743	158,536	23%	2.0x	15%	1.7x
Platform: Growth
Growth Funds
STAR	2007	1,264	1,259	1,851	72	1,923	13%	1.5x	6%	1.3x
Growth II	2011	2,041	2,184	4,651	617	5,268	22%	2.5x	16%	2.0x
Growth III	2015	3,128	3,085	4,178	2,715	6,893	32%	2.2x	23%	1.8x
Growth IV	2017	3,739	3,156	1,088	4,762	5,850	33%	1.8x	22%	1.5x
Growth II Gator	2019	726	685	581	613	1,194	47%	1.7x	35%	1.5x
Growth V	2020	3,558	1,907	—	2,475	2,475	NM	NM	NM	NM

Growth Funds	14,456	12,276	12,349	11,254	23,603	22%	2.0x	15%	1.7x
TDM	2017	510	406	—	815	815	30%	2.0x	24%	1.8x
TTAD I	2018	1,574	1,497	259	2,431	2,690	60%	1.9x	49%	1.7x
TTAD II	2021	2,501	518	—	518	518	NM	NM	NM	NM

Platform: Growth (excl-Legacy(15))	19,041	14,697	12,608	15,018	27,626	23%	2.0x	16%	1.7x
Legacy Funds
Biotech III	2008	510	468	934	577	1,511	18%	3.2x	13%	2.5x
Biotech IV	2012	106	99	121	5	126	8%	1.3x	3%	1.1x
Biotech V	2016	88	78	19	69	88	5%	1.1x	1%	1.0x
ART	2013	258	239	27	260	287	4%	1.2x	—	1.0x

Platform: Growth	20,003	15,581	13,709	15,929	29,638	22%	2.0x	16%	1.7x
Platform: Impact
The Rise Funds
Rise I	2017	2,106	1,775	846	2,799	3,645	32%	2.1x	22%	1.7x
Rise II	2020	2,176	1,284	12	1,737	1,749	164%	1.6x	82%	1.3x

The Rise Funds	4,282	3,059	858	4,536	5,394	37%	1.9x	25%	1.6x
TSI	2018	333	133	368	—	368	35%	2.8x	25%	2.1x
Evercare	2019	621	407	7	535	542	14%	1.3x	7%	1.1x
Rise Climate	2021	6,731	137	—	139	139	NM	NM	NM	NM

Platform: Impact	11,967	3,736	1,233	5,210	6,443	34%	1.9x	23%	1.5x
Platform: Real Estate
TPG Real Estate Partners
DASA RE	2012	1,078	576	1,068	11	1,079	21%	1.9x	16%	1.6x
TPG RE II	2014	2,065	2,186	2,970	695	3,665	31%	1.8x	21%	1.6x
TPG RE III	2018	3,722	3,601	1,078	3,537	4,615	41%	1.4x	30%	1.3x

TPG Real Estate Partners	6,865	6,363	5,116	4,243	9,359	27%	1.6x	20%	1.4x
TRTX	2014	1,916	(14)	NM	NM	NM	NM	NM	NM	NM	NM
TAC+	2021	1,540	595	24	571	595	NM	NM	NM	NM

Platform: Real Estate	10,321	6,958	5,140	4,814	9,954	27%	1.6x	20%	1.4x
Platform: Market Solutions
TPEP Long/Short	NM	NM	NM	NM	3,030	NM	NM	(13)	NM	NM	(13)	NM
TPEP Long Only	NM	NM	NM	NM	2,102	NM	NM	(13)	NM	NM	(13)	NM
TSCF	2021	1,108	100	—	109	109	NM	NM	NM	NM
NewQuest I	2011	234	291	767	—	767	48%	3.2x	37%	2.3x
NewQuest II	2013	310	337	544	228	772	27%	2.3x	21%	1.9x
NewQuest III	2016	541	498	267	648	915	22%	1.8x	15%	1.5x
NewQuest IV	2020	1,000	611	5	819	824	97%	1.4x	47%	1.2x

Platform: Market Solutions(12)	3,193	1,837	1,583	6,936	3,387	39%	2.0x	28%	1.6x
Discontinued Funds(16)	5,870	4,103	5,302	—	5,302	7%	1.3x	3%	1.1x
Total (excl-Legacy(15) and Discontinued Funds(16))	133,091	109,591	143,287	67,491	205,646	23%	2.0x	15%	1.7x

Total	$140,226	$114,784	$149,760	$68,632	$213,260	22%	1.9x	14%	1.6x

Note: Past performance is not indicative of future results.

(1)

Vintage Year, with respect to an investment or group of investments, as applicable, represents the year such investment, or the first investment in such a group, was initially consummated by the fund. For follow-on investments, Vintage Year represents the year that the fund’s first investment in the relevant company was initially consummated. Vintage Year, with respect to a fund, represents the year in which the fund consummated its first investment (or, if earlier, received its first capital contributions from investors). We recently adopted this standard for fund Vintage Year to better align with current market and investor benchmarking practices. For consistency with prior reporting, however, the Vintage Year classification of any fund that held its initial closing before 2018 remains unchanged and represents the year of such fund’s initial closing.

(2)	Capital Committed represents the amount of inception to date commitments a particular fund has received.

(3)

Capital Invested, with respect to an investment or group of investments, as applicable, represents cash outlays by the fund for such investment or investments (whether funded through investor capital contributions or borrowing under the fund’s credit facility), including capitalized expenses and unrealized bridge loans allocated to such investment or investments. Capital Invested may be reduced after the date of initial investment as a result of sell-downs. This does not include proceeds eligible for recycling under fund limited partnership agreements. Capital Invested does not include interest expense on borrowing under the fund’s credit facility.

(4)

Realized Value, with respect to an investment or group of investments, as applicable, represents total cash received or earned by the fund in respect of such investment or investments through the quarter end, including all interest, dividends and other proceeds. Receipts are recognized when cash proceeds are received or earned. Proceeds from an investment that is subject to pending disposition are not included in Realized Value and remain in Unrealized Value until the disposition has been completed and cash has been received. Similarly, any proceeds from an investment that is pending liquidation, or a similar event are not included in Realized Value until the liquidation or similar event has been completed. In addition, monitoring, transaction and other fees are not included in Realized Value but are applied to offset management fees to the extent provided in the fund’s partnership agreement.

(5)

Unrealized Value, with respect to an investment in a publicly traded security, is based on the closing market price of the security as of the quarter end on the principal exchange on which the security trades, as adjusted by the general partner for any restrictions on disposition. Unrealized Value, with respect to an investment that is not a publicly traded security, represents the general partner’s estimate of the unrealized fair value of the fund’s investment, assuming a reasonable period of time for liquidation of the investment, and taking into consideration the financial condition and operating results of the portfolio company, the nature of the investment, applicable restrictions on marketability, market conditions, foreign currency exposures and other factors the general partner may deem appropriate. Where applicable, such estimate has been adjusted from cost to reflect (i) company performance relative to internal performance markers and the performance of comparable companies; (ii) market performance of comparable companies; and (iii) recent, pending or proposed transactions involving us, such as recapitalizations, initial public offerings or mergers and acquisitions. Given the nature of private investments, valuations necessarily entail a degree of uncertainty and/or subjectivity. There can be no assurance that expected transactions will actually occur or that performance markers will be achieved, and therefore actual value may differ from such estimated value and these differences may be material and adverse. Except as otherwise noted, valuations are as of the quarter end.

(6)	Total Value, with respect to an investment or group of investments, as applicable, is the sum of Realized Value and Unrealized Value of such investment or investments.

(7)

Gross IRR and Gross MoM are calculated by adjusting Net IRR and Investor Net MoM to generally approximate investor performance metrics excluding management fees, fund expenses (other than interest expense and other fees arising from amounts borrowed under the fund’s credit facility to fund investments) and performance allocations. With respect to interest expense and other fees arising from amounts borrowed under the fund’s credit facility to fund investments, we have assumed that investor capital contributions were made in respect thereof as of the midpoint of each relevant quarter in which such amounts were incurred. We have further assumed that distributions to investors occurred in the middle of the month in which the related proceeds were received by the fund. Like the Net IRR, Gross IRR and Gross MoM (i) do not reflect the effect of taxes borne, or to be borne, by investors and (ii) excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Such Gross IRR and Gross MoM represent an average of returns for all included investors and does not necessarily reflect the actual return of any particular investor. Gross IRR and Gross MoM are an approximation calculated by adjusting historical data using estimates and assumptions that we believe are appropriate for the relevant fund, but that inherently involve significant judgment. For funds that engaged in de minimis or no fund-level borrowing, Gross IRR is the discount rate at which (i) the present value of all Capital Invested in an investment or investments is equal to (ii) the present value of all realized and unrealized returns from such investment or investments. In this scenario, Gross IRR, with respect to an investment or investments, has been calculated based on the time that capital was invested by the fund in such investment or investments and that distributions were received by the fund in respect of such investment or investments, regardless of when capital was contributed to or distributed from the fund. Gross IRR does not reflect the effect of management fees, fund expenses, performance allocations or taxes borne, or to be borne, borne, by investors in the fund and would be lower if it did. For funds that engaged in de minimis or no fund-level borrowing, Gross MoM represents the multiple-of-money on capital invested by the fund for an investment or investments and is calculated as Total Value divided by Capital Invested (i.e., cash outlays by the fund for such investment or investments, whether funded through investor capital contributions or borrowing under the fund’s credit facility). Gross MoM is calculated on a gross basis and does not reflect the effect of management fees, fund expenses, performance allocations or taxes borne, or to be borne, by investors in the fund, and would be lower if it did.

(8)

Net IRR represents the compound annualized return rate (i.e., the implied discount rate) of a fund, which is calculated using investor cash flows in the fund, including cash received from capital called from investors, cash distributed to investors and the investors’ ending capital balances as of the quarter end. Net IRR is the discount rate at which (i) the present value of all capital contributed by investors to the fund (which excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital) is equal to (ii) the present value of all cash distributed to investors and the investors’ ending capital balances. Net IRR reflects the impact of management fees, fund expenses (including interest expense arising from amounts borrowed under the fund’s credit facility) and performance allocations, but does not reflect the effect of taxes borne, or to be borne, by investors. The Net IRR calculation assumes that investor contributions and distributions occurred in the middle of the month in which they were made. The Net IRR calculation excludes amounts attributable to the general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Net IRR represents an average return for all included investors and does not necessarily reflect the actual return of any particular investor. Net IRR for a platform does not include the cash flows for funds that are not currently presenting a Net IRR to their investors.

(9)

Investor Net MoM, with respect to a fund, represents the multiple-of-money on contributions to the fund by investors. Investor Net MoM is calculated as the sum of cash distributed to investors and the investors’ ending capital balances as of the quarter end, divided by the amount of capital contributed to the fund by investors (which amount excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital). Investor Net MoM reflects the impact of management fees, fund expenses (including interest expense arising from amounts borrowed under the fund’s credit facility) and performance allocations, but does not reflect the effect of taxes borne, or to be borne, by investors. The Investor Net MoM calculation excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Investor Net MoM represents an average multiple-of-money for all included investors and does not necessarily reflect the actual return of any particular investor.

(10)

“NM” signifies that the relevant data would not be meaningful. Gross IRR and Gross MoM generally deemed “NM” during its initial period of operation, but in no event for more than two years after the date of the fund’s first investment; in this period, we believe that these metrics do not accurately represent a fund’s overall performance given the impact of organizational costs and other fees and expenses that are typically incurred early in the life of a fund. NM can also be used when the presented metric is not applicable to the product being shown. Net IRR and Investor Net MoM for a fund are generally deemed “NM” during its initial period of operation, but in no event for more than two years after the date of the fund’s first investment; in this period, TPG believes that these metrics do not accurately represent a fund’s overall performance given the impact of organizational costs and other fees and expenses that are typically incurred early in the life of a fund.

(11)

Amounts shown are in US dollars. When an investment is made in another currency, (i) Capital Invested is calculated using the exchange rate at the time of the investment, (ii) Unrealized Value is calculated using the exchange rate at the quarter end and (iii) Realized Value reflects actual US dollar proceeds to the fund. A fund may enter into foreign currency hedges in connection with an investment made in a currency other than US dollars. Capital Invested with respect to such investment includes the cost of establishing foreign currency hedges. For hedges entered into to facilitate payment of the purchase price for an investment, gains or losses on such hedges are applied, respectively, to reduce or increase Capital Invested with respect to such investment. Thereafter during the life of such investment, (i) Capital Invested includes any inception-to-date net realized losses on such hedges, (ii) Unrealized Value includes the unrealized fair value of such hedges as estimated by the general partner and (iii) Realized Value includes any inception-to-date net realized gain on such hedges. For hedges entered into in anticipation of receipt of exit proceeds, (i) losses on such hedges are first applied to offset exit proceeds, with any remaining losses applied to increase Capital Invested and (ii) gains on such hedges are first applied to reverse any inception-to-date net realized losses that were previously included in Capital Invested, with any remaining gains applied to increase Realized Value. Where a foreign currency hedge is implemented as part of the investment structure below the fund, such hedge is similarly reflected in Capital Invested and Realized Value to the extent that there are corresponding cash outflows from and inflows to the fund in respect of such hedge, and otherwise is included in Unrealized Value.

(12)

Our special purpose acquisition companies (“SPACs”) which include Pace Holdings Corp., TPG Pace Holdings Corp., TPG Pace Tech Opportunities Corp., TPG Pace Beneficial Finance Corp., TPG Pace Energy Holdings Corp., TPG Pace Solutions Corp., TPG Pace Beneficial II Corp. and AfterNext HealthTech Acquisition Corp. within the Market Solutions platform are not reflected. Gross IRR, Gross MoM and Net IRR are not meaningful for SPAC products as they are designed to identify an investment and merge to become a public company.

(13)

As of December 31, 2021, TPEP Long/Short had estimated inception-to-date gross returns of 147% and net returns of 108%. These performance estimates represent the composite performance of TPG Public Equity Partners, LP and TPG Public Equity Partners Master Fund, L.P., adjusted as described below. The performance estimates are based on an investment in TPG Public Equity Partners, LP made on September 1, 2013, the date of TPEP’s inception, with the performance estimates for the period from January 1, 2016 to present being based on an investment in TPG Public Equity Partners Master Fund, L.P. made through TPG Public Equity Partners-A, L.P., the “onshore feeder.” Gross performance figures (i) are presented after any investment-related expenses, net interest, other expenses and the reinvestment of dividends; (ii) include any gains or losses from “new issue” securities; and (iii) are adjusted for illustration purposes to reflect the reduction of a hypothetical 1.5% annual management fee. Net performance assumes a 20% performance allocation. Performance results for a particular investor may vary from the performance stated as a result of, among other things, the timing of its investment(s) in TPEP, different performance allocation terms, different management fees, the feeder through which the investor invests and the investor’s eligibility to participate in gains and losses from “new issue” securities. Unrealized Value represents net asset value before redemptions.

As of December 31, 2021, TPEP Long Only had estimated inception-to-date gross returns of 34% and net returns of 34%. These performance estimates represent performance for TPEP Long Only and are based on an investment in TPEP Long Only made on May 1, 2019, the date of TPEP Long Only’s inception, through TPG Public Equity Partners Long Opportunities-A, L.P., the “onshore feeder.” Gross performance figures are presented after any investment-related expenses, a 1% annual management fee, net interest, other expenses and the reinvestment of dividends, and include any gains or losses from “new issue” securities. Net performance assumes a 20% performance allocation, with the performance allocation only received upon outperforming the relevant benchmark. Performance results for a particular investor may vary from the performance stated as a result of, among other things, the timing of its investment(s) in TPEP Long Only, different performance allocation terms, different management fees, the feeder through which the investor invests and the investor’s eligibility to participate in gains and losses from “new issue” securities. Unrealized Value represents net asset value before redemptions.

(14)	Capital Committed for TRTX includes $1,201 million of private capital raised prior to TRTX’s initial public offering and $716 million issued during and subsequent to TRTX’s initial public offering.

(15)	Legacy funds represent funds whose strategies are not expected to have successor funds but that have not yet been substantially wound down.

(16)

Discontinued funds represent legacy funds that have substantially been wound down or are fully liquidated. The following TPG funds are considered discontinued: Latin America, Aqua I, Aqua II, Ventures, Biotech I, Biotech II, TPG TFP, TAC 2007 and DASA PE.

(17)	Total TPG track record amounts do not include results from RMB - Shanghai and RMB - Chongqing or China Ventures, a joint venture partnership.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding expected growth, future capital expenditures, fund performance and debt service obligations.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including, but not limited to, those described in risk factors discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with risk factors discussed from time to time in the Company’s filings with the SEC. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel

Date: February 18, 2022